Exhibit 99.6

11/99                                                                     Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:                                  $       2,753,674,330.53
Beginning of the Month Finance Charge Receivables:                             $         123,890,810.08
Beginning of the Month Discounted Receivables:                                 $                   0.00
Beginning of the Month Total Receivables:                                      $       2,877,565,140.61


Removed Principal Receivables:                                                 $                   0.00
Removed Finance Charge Receivables:                                            $                   0.00
Removed Total Receivables:                                                     $                   0.00


Additional Principal Receivables:                                              $                   0.00
Additional Finance Charge Receivables:                                         $                   0.00
Additional Total Receivables:                                                  $                   0.00


Discounted Receivables Generated this Period:                                  $                   0.00


End of the Month Principal Receivables:                                        $       2,725,549,059.35
End of the Month Finance Charge Receivables:                                   $         124,951,710.79
End of the Month Discounted Receivables:                                       $                   0.00
End of the Month Total Receivables:                                            $       2,850,500,770.14


Special Funding Account Balance                                                $                   0.00
Aggregate Invested Amount (all Master Trust Series)                            $       2,300,000,000.00
End of the Month Transferor Amount                                             $         425,549,059.35
End of the Month Transferor Percentage                                                            15.61%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                             RECEIVABLES


        30-59 Days Delinquent                                                  $          67,466,551.65
        60-89 Days Delinquent                                                  $          47,177,357.26
        90+ Days Delinquent                                                    $         102,431,865.87

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        Total 30+ Days Delinquent                                              $         217,075,744.78
        Delinquent Percentage                                                                      7.62%

Defaulted Accounts During the Month                                            $          19,626,588.85
Annualized Default Percentage                                                                      8.55%

Principal Collections                                                                    364,480,052.15
Principal Payment Rate                                                                            13.24%

Total Payment Rate                                                                                14.17%


INVESTED AMOUNTS

        Class A Initial Invested Amount                                        $         369,000,000.00
        Class B Initial Invested Amount                                        $          38,250,000.00
        Class C Initial Invested Amount                                        $          42,750,000.00

INITIAL INVESTED AMOUNT                                                        $         450,000,000.00

        Class A Invested Amount                                                $         369,000,000.00
        Class B Invested Amount                                                $          38,250,000.00
        Class C Invested Amount                                                $          42,750,000.00

INVESTED AMOUNT                                                                $         450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                    16.34%
PRINCIPAL ALLOCATION PERCENTAGE                                                                   16.34%

MONTHLY SERVICING FEE                                                          $             562,500.00

INVESTOR DEFAULT AMOUNT                                                        $           3,207,337.90


CLASS A AVAILABLE FUNDS --


CLASS A FLOATING PERCENTAGE                                                                       82.00%

        Class A Finance Charge Collections                                     $           6,250,054.16
        Other Amounts                                                          $                   0.00

TOTAL CLASS A AVAILABLE FUNDS                                                  $           6,250,054.16

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        Class A Monthly Interest                                               $           1,715,081.25
        Class A Servicing Fee                                                  $             461,250.00
        Class A Investor Default Amount                                        $           2,630,017.08

TOTAL CLASS A EXCESS SPREAD                                                    $           1,443,705.83


REQUIRED AMOUNT                                                                $                   0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                        8.50%

        Class B Finance Charge Collections                                     $             647,871.45
        Other Amounts                                                          $                   0.00

TOTAL CLASS B AVAILABLE FUNDS                                                  $             647,871.45

        Class B Monthly Interest                                               $             184,954.69
        Class B Servicing Fee                                                  $              47,812.50

TOTAL CLASS B EXCESS SPREAD                                                    $             415,104.26
CLASS B INVESTOR DEFAULT AMOUNT                                                              272,623.72
CLASS B REQUIRED AMOUNT                                                                      272,623.72


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                            $           2,529,464.23


        Excess Spread Applied to Class A Required Amount                       $                   0.00

        Excess Spread Applied to Class A Investor
        Charge Offs                                                            $                   0.00

        Excess Spread Applied to Class B
        Required Amount                                                        $             272,623.72

        Excess Spread Applied to Reductions of                                 $                   0.00
        Class B Invested Amount

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        Excess Spread Applied to Class C Required Amount                       $             533,676.79

        Excess Spread Applied to Reductions of
        Class C Invested Amount                                                $                   0.00

        Excess Spread Applied to Monthly Cash                                  $              93,750.00
        Collateral Fee

        Excess Spread Applied to Cash Collateral                               $                   0.00
        Account

        Excess Spread Applied to Spread Account                                $           1,629,413.72

        Excess Spread Applied to Reserve Account                               $                   0.00

        Excess Spread Applied to other amounts owed                            $                   0.00
        Cash Collateral Depositor

        Excess Spread Applied to other amounts owed to
        Spread Account Residual Interest Holders                               $                   0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                    $                   0.00


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                              $           3,562,240.99


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                 $                   0.00
SERIES 1996-A

        Excess Finance Charge Collections Applied to
        Class A Required Amount                                                $                   0.00

        Excess Finance Charge Collections Applied to
        Class A Investor Charge Offs                                           $                   0.00

        Excess Finance Charge Collections Applied to
        Class B Required Amount                                                $                   0.00

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        Excess Finance Charge Collections Applied to
        Reductions of Class B Invested Amount                                  $                   0.00

        Excess Finance Charge Collections Applied to
        Class C Required Amount                                                $                   0.00

        Excess Finance Charge Collections Applied to
        Reductions of Class C Invested Amount                                  $                   0.00

        Excess Finance Charge Collections Applied to
        Monthly Cash Collateral Fee                                            $                   0.00

        Excess Finance Charge Collections Applied to
        other amounts owed Cash Collateral Depositor                           $                   0.00

        Excess Finance Charge Collections Applied to
        other amounts owed to Spread Account Residual Interest
        Holders                                                                $                   0.00


YIELD AND BASE RATE --

        Base Rate (Current Month)                                                                  7.68%
        Base Rate (Prior Month)                                                                    7.66%
        Base Rate (Two Months Ago)                                                                 7.63%

THREE MONTH AVERAGE BASE RATE                                                                      7.66%

        Portfolio Yield (Current Month)                                                           11.77%
        Portfolio Yield (Prior Month)                                                             14.61%
        Portfolio Yield (Two Months Ago)                                                          11.44%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                               12.61%

PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                                    $          59,562,601.22

REALLOCATED PRINCIPAL COLLECTIONS

        Allocable to Class C Interests                                         $                   0.00

        Allocable to Class B Certificates                                      $                   0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                              $                   0.00
SERIES

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CLASS A SCHEDULED AMORTIZATION --

        Controlled Amortization Amount                                         $                   0.00
        Deficit Controlled Amortization Amount                                 $                   0.00

CONTROLLED DEPOSIT AMOUNT                                                      $                   0.00


CLASS B SCHEDULED AMORTIZATION --

        Controlled Accumulation Amount                                         $                   0.00
        Deficit Controlled Accumulation Amount                                 $                   0.00

CONTROLLED DEPOSIT AMOUNT                                                      $                   0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                            $          59,562,601.22
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                   $                   0.00

CLASS B INVESTOR CHARGE OFFS                                                   $                   0.00

CLASS C INVESTOR CHARGE OFFS                                                   $                   0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                        $                   0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                        $                   0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                        $                   0.00

CASH COLLATERAL ACCOUNT --


        Required Cash Collateral Amount                                        $          13,500,000.00
        Available Cash Collateral Amount                                       $          13,500,000.00

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TOTAL DRAW AMOUNT                                                              $                   0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                $                   0.00


                                            First USA Bank, NA
                                            as Servicer


                                            By: /s/ Tracie H. Klein
                                                --------------------------
                                                    Tracie H. Klein
                                                    First Vice President